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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                         Date of Report: January 8, 2001
                         -------------------------------
                        (Date of earliest event reported)

                          Reliance Group Holdings, Inc.
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             (Exact name of registrant as specified in its charter)




  Delaware                            1-8278                     13-3082071
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(State or other jurisdiction     (Commission File            (I.R.S. Employer
of incorporation)                Number)                     Identification No.)



        Park Avenue Plaza, 55 East 52nd Street, New York, New York 10055
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               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:

                                 (212) 909-1100
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Item 7.  Financial Statements and Exhibits.
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         (c) Exhibits

             20.1. Statement of Position and Recommendation, dated
                   January 5, 2001
             20.2. Cover Letter to Noteholders, dated January 8, 2001


Item 9.  Regulation FD Disclosure.
         -------------------------

                  On January 8, 2001, Reliance Group Holdings, Inc. ("RGH") sent to holders of its 9% Senior Notes due 2000 (the "Notes") a Statement of Position and Recommendation in response to a partial tender offer for up to $40 million in principal amount of Notes by an affiliate of Carl C. Icahn. The recommendation of RGH's board of directors and the reasons therefor which are required to be disseminated to holders of Notes pursuant to Rule 14e-2 under the Securities Exchange Act of 1934 (the "Act"), are contained in the Statement which is attached hereto as Exhibit 20.1.

         The information in this report (including the exhibits) is furnished pursuant to Item 9 and is not "filed" for the purposes of Section 18 of the Act or otherwise subject to the liabilities of that Section. This report is not an admission as to the materiality of any information reported pursuant to this report (including the exhibits).


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            Reliance Group Holdings, Inc.
                                            (Registrant)


                                            By:   /s/ George R. Baker
                                                  ------------------------------
                                                  Name: George R. Baker
                                                  Title: Chief Executive Officer



Date: January 8, 2001


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                                  EXHIBIT INDEX


Exhibit
Number       Exhibit
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20.1         Statement of Position and Recommendation, dated January 5, 2001

20.2         Cover Letter to Noteholders, dated January 8, 2001


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